
<ARTICLE> 5
<LEGEND>
This exhibit contains summary financial information extracted from the Registrant's financial statements for the period ended March 31, 2000, and is qualified in its entirety by reference to such financial statements. This exhibit shall not be deemed filed for purposes of Section 11 of the Securities
Act of 1933 and Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such Sections, nor shall it be deemed a part of any other filing which incorporates this report by reference, unless such other filing expressly incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER> 1,000
<CURRENCY> U.S. DOLLARS

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          SEP-30-2000
<PERIOD-START>                             OCT-01-1999
<PERIOD-END>                               MAR-31-2000
<EXCHANGE-RATE>                                      1
<CASH>                                          25,468
<SECURITIES>                                         0
<RECEIVABLES>                                   37,490
<ALLOWANCES>                                     1,109
<INVENTORY>                                     43,335
<CURRENT-ASSETS>                               120,393
<PP&E>                                          93,675
<DEPRECIATION>                                  36,232
<TOTAL-ASSETS>                                 299,680
<CURRENT-LIABILITIES>                           30,237
<BONDS>                                        108,723
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                           164
<OTHER-SE>                                     102,713
<TOTAL-LIABILITY-AND-EQUITY>                   299,680
<SALES>                                        122,850
<TOTAL-REVENUES>                               122,850
<CGS>                                           84,790
<TOTAL-COSTS>                                   84,790
<OTHER-EXPENSES>                                46,925
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                               3,167
<INCOME-PRETAX>                               (11,222)
<INCOME-TAX>                                   (4,955)
<INCOME-CONTINUING>                            (6,267)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                   (6,267)
<EPS-BASIC>                                     (0.38)
<EPS-DILUTED>                                   (0.38)

